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                                                                   EXHIBIT 23(A)

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 8-K into the Company's previously filed Post-Effective Amendment No. 1 to Registration Statement No. 33-8966 on Form S-8 and Registration Statement No. 22-24082 on Form S-8.

                                            /s/  ARTHUR ANDERSEN & CO.

Portland, Oregon,
February 14, 1994